Exhibit 10.2

Assessor’s Parcel No. 191-01-511-008

This instrument prepared by and after recording return to:

Karal A. Presley

U.S. BANK N.A.

COLLATERAL DEPARTMENT

P. O. BOX 5308

PORTLAND, OR 97228-5308

1842832664

Mail tax statements to the Grantor at the Grantor’s address set forth in this Deed of Trust.

NEVADA DEED OF TRUST, SECURITY AGREEMENT
AND ASSIGNMENT OF RENTS AND LEASES
(INCLUDING FIXTURE FILING UNDER UNIFORM COMMERCIAL CODE)

This Nevada Deed of Trust, Security Agreement and Assignment of Rents and Leases (Including Fixture Filing Under Uniform Commercial Code) (“Deed of Trust”) is made and entered into by the undersigned borrower(s), guarantor(s) and/or other obligor(s)/pledgor(s) (collectively the “Grantor”) in favor of U.S. BANK TRUST COMPANY, N.A., having a mailing address at 555 SW OAK, PORTLAND, OR 97204 (the “Trustee”), for the benefit of U.S. BANK N.A. (the “Beneficiary”), as of the date set forth below.

ARTICLE I. CONVEYANCE/MORTGAGED PROPERTY

1.1  Grant of Deed of Trust/Security Interest.  IN CONSIDERATION OF FIVE DOLLARS ($5.00) cash in hand paid by the Trustee or Beneficiary to the Grantor, and the financial accommodations from the Beneficiary to the Grantor as described below, the Grantor has bargained, sold, conveyed and confirmed, and hereby grants, bargains, sells, conveys and confirms, unto Trustee, its successors and assigns, for the benefit of the Beneficiary, the Mortgaged Property (defined below) in trust with power of sale to secure all of the Grantor’s Obligations (defined below) to the Beneficiary. The intent of the parties hereto is that the Mortgaged Property secures all Obligations of the Grantor to the Beneficiary, whether now or hereafter existing, between the Grantor and the Beneficiary or in favor of the Beneficiary, including, without limitation, any note, any loan or security agreement, any lease, any other mortgage, deed of trust or other pledge of an interest in real or personal property, any guaranty, any letter of credit or reimbursement agreement or banker’s acceptance, or any other agreement, whether or not enumerated herein, which specifically evidences or secures the Obligations (together and individually, the “Loan Documents”). The parties further intend that this Deed of Trust shall operate as a security agreement with respect to those portions of the Mortgaged Property which are subject to Article 9 of the Uniform Commercial Code.

1.2  “Mortgaged Property”  means all of the following, whether now owned or existing or hereafter acquired by the Grantor, wherever located: all the real estate described below or in Exhibit A attached hereto (the “Land”), together with all buildings, structures, standing timber, timber to be cut, fixtures, equipment, inventory and furnishings used in connection with the Land and improvements; all materials, contracts, drawings and personal property relating to any construction on the Land; and all other improvements now or hereafter constructed, affixed or located thereon (the “Improvements”) (the Land and the Improvements collectively the “Premises”); TOGETHER with any and all easements, rights-of-way, licenses, privileges, and appurtenances thereto, and any and all leases or other agreements for the use or occupancy of the Premises, all the rents, issues, profits or any proceeds therefrom and all security deposits and any guaranty of a tenant’s obligations thereunder (collectively the “Rents”); all awards as a result of condemnation, eminent domain or other decrease in value of the Premises and all insurance and other proceeds of the Premises.

The Land is described as follows (or in Exhibit A hereto if the description does not appear below):

1309 Imperia Drive, Henderson, NV 89052, more fully described as follows:

Lot Eight (8) in Block One (1) of Severn Hills-Parcel J, as shown on the map thereof on file in Book 79, of Plats, Page 56, in the office of the County Recorder of Clark County, Nevada.

☐  Being the same land conveyed to Grantor by Deed recorded in                             Book                 , Page                    , in the office of the County Recorder of                                       County, Nevada, on                                   .

☐  The legal description of the land has been prepared by                                                                          with a mailing address of                                                                                                                                 .

1.3  “Obligations” means all loans by the Beneficiary to American Wagering, Inc. evidenced by a note or notes dated 12/31/08, in the initial principal amount(s) of $500,000.00, and any extensions, renewals, restatements and modifications thereof and all principal, interest, fees and expenses relating thereto (the “Note”); and also means all other loans or advances to the Grantor from the Beneficiary and all other obligations of the Grantor to the Beneficiary, when the promissory note or other document evidencing the loan, advance or obligation (as modified, amended, extended, renewed or replaced) specifically states that payment and performance thereof are secured by this Deed of Trust, whether such Obligations are now or hereafter existing or incurred, whether liquidated or unliquidated, and whether absolute or contingent; and principal, interest, fees, expenses and charges relating to any of the foregoing, including, without limitation, costs and expenses of collection and enforcement of this Deed of Trust, attorneys’ fees of both inside and outside counsel and environmental assessment or remediation costs. The interest rate and maturity of such Obligations are as described in the documents creating the indebtedness secured hereby.

1.4 Homestead. The Premises	are	the homestead of the Grantor. If so, the Grantor releases and waives all
(are) (are not)

rights under and by virtue of the homestead exemption laws of the State of Nevada.

ARTICLE II. WARRANTIES AND COVENANTS

In addition to all other warranties and covenants of the Grantor under the Loan Documents which are expressly incorporated herein as part of this Deed of Trust, including the covenants to pay and perform all Obligations, and while any part of the credit granted the Grantor under the Loan Documents is available or any Obligations of the Grantor to the Beneficiary are unpaid or outstanding, the Grantor continuously warrants to the Beneficiary and the Trustee and agrees as follows:

2.1  Warranty of Title/Possession.  The Grantor warrants that it has sole and exclusive title to and possession of the Premises, excepting only the following “Permitted Encumbrances”; restrictions and easements of record, and zoning ordinances (the terms of which are and will be complied with, and in the case of easements, are and will be kept free of encroachments), taxes and assessments not yet due and payable and those Permitted Encumbrances set forth on Exhibit B attached hereto (except that if no Exhibit B is attached, there will be no additional Permitted Encumbrances). The lien of this Deed of Trust, subject only to Permitted Encumbrances, is and will continue to be a valid first and only lien upon all of the Mortgaged Property.

2.2  Maintenance; Waste; Alteration.  The Grantor will maintain the Premises in good and tenantable condition and will restore or replace damaged or destroyed improvements with items of at least equal utility and value. The Grantor will not commit or permit waste to be committed on the Premises. The Grantor will not remove, demolish or materially alter any part of the Premises without the Beneficiary’s prior written consent, except the Grantor may remove a fixture, provided the fixture is promptly replaced with another fixture of at least equal utility. The replacement fixture will be subject to the priority lien and security of this Deed of Trust.

2.3  Transfer and Liens.  The Grantor will not, without the prior written consent of the Beneficiary, which may be withheld in the Beneficiary’s sole and absolute discretion, either voluntarily or involuntarily (a) sell, assign, lease or transfer, or permit to be sold, assigned, leased or transferred, any part of the Premises, or any interest therein; or (b) pledge or otherwise encumber, create or permit to exist any mortgage, pledge, lien or claim for lien or encumbrance upon any part of the Premises or interest therein, except for the Permitted Encumbrances. Beneficiary has not consented and will not consent to any contract or to any work or to the furnishing of any materials which might be deemed to create a lien or liens superior to the lien of this Deed of Trust.

2.4  Escrow.  After written request from the Beneficiary, the Grantor will pay to the Beneficiary sufficient funds at such time as the Beneficiary designates, to pay (a) the estimated annual real estate taxes and assessments on the Premises; and (b) all property or hazard insurance premiums when due. Interest will not be paid by the Beneficiary on any escrowed funds. Escrowed funds may be commingled with other funds of the Beneficiary. All escrowed funds are hereby pledged as additional security for the Obligations.

2.5  Taxes, Assessments and Charges.  To the extent not paid to the Beneficiary under 2.4 above, the Grantor will pay before they become delinquent all taxes, assessments and other charges now or hereafter levied or assessed against the Premises, against the Beneficiary based upon this Deed of Trust or the Obligations secured by this Deed of Trust, or upon the Beneficiary’s interest in the Premises, and deliver to the Beneficiary receipts showing timely payment.

2.6  Insurance.  The Grantor will continually insure the Premises against such perils or hazards as the Beneficiary may require, in amounts, with acceptable co-insurance provisions, not less than the unpaid balance of the Obligations or the full replacement value of the Improvements, whichever is less. The policies will contain an agreement by each insurer that the policy will not be terminated or modified without at least thirty (30) days’ prior written notice to the Beneficiary and will contain a mortgage clause acceptable to the Beneficiary; and the Grantor will take such other action as the Beneficiary may reasonably request to ensure that the Beneficiary will receive (subject to no other interests) the insurance proceeds from the Improvements. The Grantor hereby assigns all insurance proceeds to and irrevocably directs, while any Obligations remain unpaid, any insurer to pay to the Beneficiary the proceeds of all such insurance and any premium refund; and authorizes the Beneficiary to endorse the Grantor’s name to effect the same, to make, adjust or settle, in the Grantor’s name, any claim on any insurance policy relating to the Premises. The proceeds and refunds will be applied in such manner as the Beneficiary, in its sole and absolute discretion, determines to rebuilding of the Premises or to payment of the Obligations, whether or not then due and payable.

2.7  Condemnation.  Any compensation received for the taking of the Premises, or any part thereof, by a condemnation proceeding (including payments in compromise of condemnation proceedings), and all compensation received as damages for injury to the Premises, or any part thereof, shall be applied in such manner as the Beneficiary, in its sole and absolute discretion, determines to rebuilding of the Premises or to payment of the Obligations, whether or not then due and payable.

2.8  Environmental Matters.  Except as specifically disclosed by Grantor to Beneficiary in writing prior to the execution of this Deed of Trust, Grantor represents and warrants as follows. There exists no uncorrected violation by the Grantor of any federal, state or local laws (including statutes, regulations, ordinances or other governmental restrictions and requirements) relating to the discharge of air pollutants, water pollutants or process waste water or otherwise relating to the environment or Hazardous Substances as hereinafter defined, whether such laws currently exist or are enacted in the future (collectively “Environmental Laws”). The term “Hazardous Substances” will mean any hazardous or toxic wastes, chemicals or other substances, the generation, possession or existence of which is prohibited or governed by any Environmental Laws. The Grantor is not subject to any judgment, decree, order or citation, or a party to (or threatened with) any litigation or administrative proceeding, which asserts that the Grantor (a) has violated any Environmental Laws; (b) is required to clean up, remove or take remedial or other action with respect to any Hazardous Substances (collectively “Remedial Action”); or (c) is required to pay all or a portion of the cost of any Remedial Action, as a potentially responsible party. Except as disclosed on the Borrower’s environmental questionnaire provided to the Beneficiary, there are not now, nor to the Grantor’s knowledge after reasonable investigation have there ever been, any Hazardous Substances (or tanks or other facilities for the storage of Hazardous Substances) stored, deposited, recycled or disposed of on, under or at any real estate owned or occupied by the Grantor during the periods that the Grantor owned or occupied such real estate, which if present on the real estate or in soils or ground water, could require Remedial Action. To the Grantor’s knowledge, there are no proposed or pending changes in Environmental Laws which would adversely affect the Grantor or its business, and there are no conditions existing currently or likely to exist while the Loan Documents are in effect which would subject the Grantor to Remedial Action or other liability. The Grantor currently complies with and will continue to timely comply with all applicable Environmental Laws; and will provide the Beneficiary, immediately upon receipt, copies of any correspondence, notice, complaint, order or other document from any source asserting or alleging any circumstance or condition which requires or may require a financial contribution by the Grantor or Remedial Action or other response by or on the part of the Grantor under Environmental Laws, or which seeks damages or civil, criminal or punitive penalties from the Grantor for an alleged violation of Environmental Laws. In the event of any such circumstance or condition, the Grantor agrees, at its expense and at the request of the Beneficiary, to permit an environmental audit solely for the benefit of the Beneficiary, to be conducted by the Beneficiary or an independent agent selected by the Beneficiary and which may not be relied on by the Grantor for any purpose. This provision shall not relieve the Grantor from conducting its own environmental audits or taking any other steps necessary to comply with Environmental Laws.

2.9  Assignments.  The Grantor will not assign, in whole or in part, without the Beneficiary’s prior written consent, the rents, issues or profits arising from the Premises.

2.10  Right of Inspection.  The Beneficiary may at all reasonable times enter and inspect the Premises.

2.11  Waivers by Grantor.  To the greatest extent that such rights may then be lawfully waived, the Grantor hereby agrees for itself and any persons claiming under the Deed of Trust that it will waive and will not, at any time, insist upon or plead or in any manner whatsoever claim or take any benefit or advantage of (a) any exemption, stay, extension or moratorium law now or at any time hereafter in force; (b) any law now or hereafter in force providing for the valuation or appraisement of the Premises or any part thereof prior to any sale or sales thereof to be made pursuant to any provision herein contained or pursuant to the decree, judgment or order of any court of competent jurisdiction; (c) to the extent permitted by law, any law now or at any time hereafter made or enacted granting a right to redeem from foreclosure or any other rights of redemption in connection with foreclosure of, or exercise of any power of sale under, this Deed of Trust; (d) any statute of limitations now or at any time hereafter in force; or (e) any right to require marshalling of assets by the Beneficiary.

2.12  Assignment of Rents and Leases.  The Grantor assigns and transfers to the Beneficiary, as additional security for the Obligations, all right, title and interest of the Grantor in and to all leases which now exist or hereafter may be executed by or on behalf of the Grantor covering the Premises and any extensions or renewals thereof, together with all Rents, it being intended that this is an absolute and present assignment of the Rents, Notwithstanding that this assignment constitutes a present assignment of leases and rents, the Grantor may collect the Rents and manage the Premises, but only if and so long as a default has not occurred. If a default occurs, the right of Grantor to collect the Rents and to manage the Premises shall thereupon automatically terminate and such right, together with other rights, powers and authorizations contained herein, shall belong exclusively to the Beneficiary. This assignment confers upon the Beneficiary a power coupled with an interest and cannot be revoked by the Grantor. Upon the occurrence of a default, the Beneficiary, at its option without notice and without seeking or obtaining the appointment of a receiver or taking actual possession of the Premises may (a) give notice to any tenant(s) that the tenant(s) should begin making payments under their lease agreement(s) directly to the Beneficiary or its designee; (b) commence a foreclosure action and file a motion for appointment of a receiver; or (c) give notice to the Grantor that the Grantor should collect all Rents arising from the Premises and remit them to the Beneficiary upon collection and that the Grantor should enforce the terms of the lease(s) to ensure prompt payment by tenant(s) under the lease(s). All Rents received by the Grantor shall be held in trust by the Grantor for the Beneficiary. All such payments received by the Beneficiary may be applied in any manner as the Beneficiary determines to payments required under this Deed of Trust, the Loan Documents and the Obligations. The Grantor agrees to hold each tenant harmless from actions relating to tenant’s payment of Rents to the Beneficiary.

2.13  Fixture Filing.  From the date of its recording, this Deed of Trust shall be effective as a financing statement filed as a fixture filing under the Uniform Commercial Code with respect to the Improvements and for this purpose the name and address of the debtor is the name and address of the Grantor as set forth in this Deed of Trust and the name and address of the secured party is the name and address of the Beneficiary as set forth in this Deed of Trust. The Mortgaged Property includes goods which are or may become so affixed to real property as to become fixtures. If any of the Mortgaged Property is of a nature such that a security interest therein can be perfected under the Uniform Commercial Code, this Deed of Trust shall also constitute the grant of a security interest to the Beneficiary and serve as a Security Agreement, and Grantor authorizes the Beneficiary to file any financing statements and agrees to execute other instruments that may be required for the further specification, perfection or renewal of such security interest.

ARTICLE III. RIGHTS AND DUTIES OF THE BENEFICIARY

In addition to all other rights (including setoff) and duties of the Beneficiary under the Loan Documents which are expressly incorporated herein as a part of this Deed of Trust, the following provisions will also apply:

3.1  Beneficiary Authorized to Perform for Grantor.  If the Grantor fails to perform any of the Grantor’s duties or covenants set forth in this Deed of Trust, the Beneficiary may perform the duties or cause them to be performed, including, without limitation, signing the Grantor’s name or paying any amount so required, and the cost, with interest at the default rate set forth in the Loan Documents, will immediately be due from the Grantor to the Beneficiary from the date of expenditure by the Beneficiary to date of payment by the Grantor, and will be one of the Obligations secured by this Deed of Trust. All acts by the Beneficiary are hereby ratified and approved, and the Beneficiary will not be liable for any acts of commission or omission, nor for any errors of judgment or mistakes of fact or law.

ARTICLE IV. DEFAULTS AND REMEDIES

The Beneficiary may enforce its rights and remedies under this Deed of Trust upon default. A default will occur if the Grantor fails to comply with the terms of any Loan Documents (including this Deed of Trust or any guaranty by the Grantor) or a demand for payment is made under a demand loan, or the Grantor defaults on any other mortgage affecting the Land, or if any other obligor fails to comply with the terms of any Loan Documents for which the Grantor has given the Beneficiary a guaranty or pledge. Upon the occurrence of a default, the Beneficiary may declare the Obligations to be immediately due and payable.

4.1  Remedies. In addition to the remedies for default set forth below and in the other Loan Documents, including acceleration, the Beneficiary upon default will have all other rights and remedies for default available by law or equity. Upon a default, Beneficiary may exercise the following remedies:

(a)  Enforcement of Assignment of Rents and Leases.  Beneficiary may:

(i) terminate the license granted to Grantor to collect the Rents (regardless of whether Beneficiary or Trustee shall have entered into possession of the Mortgaged Property), collect and sue for the Rents in Beneficiary’s own name, give receipts and releases therefor, and after deducting all expenses of collection, including reasonable attorneys’ fees, apply the net proceeds thereof to any Obligations as Beneficiary may elect;

(ii) make, modify, enforce, cancel or accept surrender of any leases, evict tenants, adjust Rents, maintain, decorate, refurbish, repair, clean, and make space ready for renting, and otherwise do anything Beneficiary reasonably deems advisable in connection with the Mortgaged Property;

(iii) apply the Rents so collected to the operation and management of the Mortgaged Property, including the payment of reasonable management, brokerage and attorneys’ fees, or to the Obligations; and

(iv) require Grantor to transfer and deliver possession of all security deposits and records thereof to Beneficiary.

(b)  Power of Sale.  Beneficiary may require the Trustee, and the Trustee is hereby authorized and empowered, to enter and take possession of the Premises and to sell all or part of the Mortgaged Property, at public auction, to the highest bidder for cash, free from equity of redemption, and any statutory or common law right of redemption, homestead, dower, marital share, and all other exemptions, after giving notice of the time, place and terms of such sale and of the Mortgaged Property to be sold, in the manner required by applicable law. The Trustee shall execute a conveyance to the purchaser in fee simple and deliver possession to the purchaser, which the Grantor warrants shall be given without obstruction, hindrance or delay. The Trustee may sell all or any portion of the Mortgaged Property, together or in lots or parcels, and may execute and deliver to the purchaser or purchasers of such property a conveyance in fee simple. The Trustee shall receive the proceeds thereof and shall apply the same as required by applicable law. The sale or sales by Trustee of less than the whole of the Mortgaged Property shall not exhaust the power of sale herein granted, and the Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Mortgaged Property shall be sold; and if the proceeds of such sale or sales of less than the whole of the Premises shall be less than the aggregate of the Obligations and the expenses thereof, this Deed of Trust and the lien, security interest and assignment hereof shall remain in full force and effect as to the unsold portion of the Mortgaged Property; provided, however, that Grantor shall never have any right to require the sale or sales of less than the whole of the Mortgaged Property, but Beneficiary shall have the right at its sole election, to request the Trustee to sell less than the whole of the Mortgaged Property. Beneficiary may bid and become the purchaser of all or any part of the Mortgaged Property at any such safe, and the amount of Beneficiary’s successful bid may be credited on the Obligations.

(c)  Judicial and Other Relief.  Beneficiary or Trustee may proceed by a suit or suits in equity or at law, whether for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Mortgaged Property under the judgment or decree of any court or courts of competent jurisdiction.

(d)  Entry on Premises; Tenancy at Will.

(i) Beneficiary may enter into and upon and take possession of all or any part of the Mortgaged Property, and may exclude Grantor, and all persons claiming under Grantor, and its agents or servants, wholly or partly therefrom; and, holding the same, Beneficiary may use, administer, manage, operate, and control the Mortgaged Property and may exercise all rights and powers of Grantor in the name, place and stead of Grantor, or otherwise, as the Beneficiary shall deem best; and in the exercise of any of the foregoing rights and powers Beneficiary shall not be liable to Grantor for any loss or damage thereby sustained unless due solely to the willful misconduct or gross negligence of Beneficiary.

(ii) In the event of a trustee’s or other foreclosure sale hereunder and if at the time of such sale Grantor or any other party (other than a tenant under a Lease as to which the Beneficiary shall have expressly subordinated the lien of this Deed of Trust as hereinabove set out) occupies the portion of the Mortgaged Property so sold or any part thereof, such occupant shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of such purchaser, at a reasonable rental per day based upon the value of the portion of the Premises so occupied (but not less than any rental theretofore paid by such tenant, computed on a daily basis). An action of forcible or unlawful detainer shall lie if any such tenant holds over after receipt of a demand in writing for possession of such portion of the Premises.

(e)  Receiver. Beneficiary may make application to a court of competent jurisdiction, as a matter of strict right and without notice (unless otherwise required by applicable law) to Grantor or regard to the adequacy of the Mortgaged Property for the repayment of the Obligations, for appointment of a receiver of the Mortgaged Property, and Grantor does hereby irrevocably consent to such appointment. Any such receiver shall have all necessary and proper powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Mortgaged Property upon such terms as may be approved by the court.

(f)  Remedies Cumulative, Concurrent and Nonexclusive. If the Obligations are now or hereafter further secured by chattel mortgages, other deeds of trust, security agreements, pledges, contracts of guaranty, assignments of leases, or other security, Beneficiary may, at its option, exhaust its remedies under any one or more of said instruments and this Deed of Trust, either concurrently or independently, and in such order as Beneficiary may determine. Beneficiary shall have all rights, remedies and recourses granted in the Loan Documents and available to it at law or equity (including, without limitation, those granted by the Uniform Commercial Code), and same (a) shall be cumulative, concurrent, and nonexclusive, (b) may be pursued separately, successively or concurrently against Grantor or others obligated for the Obligations, or any part thereof or against any one or more of them, or against the Mortgaged Property, at the sole discretion of Beneficiary, and (c) may be exercised as often as occasion therefor shall arise, it being agreed by Grantor that the exercise of or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse.

(g)  Waiver by the Beneficiary. The Beneficiary may permit the Grantor to attempt to remedy any default without waiving its rights and remedies hereunder, and the Beneficiary may waive any default without waiving any other subsequent or prior default by the Grantor. Furthermore, delay on the part of the Beneficiary in exercising any right, power or privilege hereunder or at law will not operate as a waiver thereof, nor will any single or partial exercise of such right, power or privilege preclude other exercise thereof or the exercise of any other right, power or privilege. No waiver or suspension will be deemed to have occurred unless the Beneficiary has expressly agreed in writing specifying such waiver or suspension.

(h)  Attorneys’ Fees and Other Costs.  Reasonable attorneys’ fees and other costs incurred in connection with this Deed of Trust may be recovered by the Beneficiary and included in any sale made hereunder or by judgment of foreclosure.

ARTICLE V. TRUSTEE

5.1  Action by Trustee.  The Trustee named herein shall be clothed with full power to act when action hereunder shall be required, and to execute any conveyance of the Mortgaged Property. In the event that the substitution of the Trustee shall become necessary for any reason, the substitution of a trustee in the place of that named herein shall be sufficient. The term “Trustee” shall be construed to mean “Trustees” whenever the sense requires. The necessity of the Trustee herein named, or any successor in trust, making oath or giving bond, is expressly waived.

5.2  Employment of Agents.  The Trustee, or any one acting in it’s stead, shall have, in it’s discretion, authority to employ all property agents and attorneys in the execution of this trust and/or in the conducting of any sale made pursuant to the terms hereof, and to pay for such services rendered out of the proceeds of the sale of the Mortgaged

Property, should any be realized; and if no sale be made or if the proceeds of sale be insufficient to pay the same, then Grantor hereby undertakes and agrees to pay the cost of such services rendered to said Trustee. Trustee may rely on any document believed by it in good faith to be genuine. All money received by the Trustee shall, until used or applied as herein provided, be held in trust, but need not be segregated (except to the extent required by law), and the Trustee shall not be liable for interest thereon.

5.3  Indemnification of Trustee.  If the Trustee shall be made a party to or shall intervene in any action or proceeding affecting the Mortgaged Property or the title thereto, or the interest of the Trustee or Beneficiary under this Deed of Trust, the Trustee and Beneficiary shall be reimbursed by Grantor, immediately and without demand, for all reasonable costs, charges and attorneys’ fees incurred by them or either of them in any such case, and the same shall be secured hereby as a further charge and lien upon the Mortgaged Property.

5.4  Successor Trustee.  In the event of the death, refusal, or of inability for any cause, on the part of the Trustee named herein, or of any successor trustee, to act at any time when action under the forgoing powers and trust may be required, or for any other reason satisfactory to the Beneficiary, the Beneficiary is authorized, either in its own name or through an attorney or attorneys in fact appointed for that purpose, by written instrument duly recorded, to name, substitute and appoint a successor or successors to execute this trust, such appointment to be evidenced by writing, duly acknowledged; and when such writing shall have been recorded, the substituted trustee named therein shall thereupon be vested with all the right and title, and clothed with all the power of the Trustee named herein and such like power of substitution shall continue so long as any part of the debt secured hereby remains unpaid. Any successor Trustee may be replaced, at the option of the Beneficiary, by the original Trustee or a successor Trustee previously replaced, each such substitution to be made as herein provided.

ARTICLE VI. MISCELLANEOUS

In addition to all other miscellaneous provisions under the Loan Documents which are expressly incorporated as a part of this Deed of Trust, the following provisions will also apply:

6.1  Term of Deed of Trust.  This Deed of Trust shall continue in full force and effect until this Deed of Trust is released.

6.2  Time of the Essence.  Time is of the essence with respect to payment of the Obligations, the performance of all covenants of the Grantor and the payment of taxes, assessments, and similar charges and insurance premiums.

6.3  Subrogation.  The Beneficiary will be subrogated to the lien of any mortgage or other lien discharged, in whole or in part, by the proceeds of the Note or other advances by the Beneficiary, in which event any sums otherwise advanced by the Beneficiary shall be immediately due and payable, with interest at the default rate set forth in the Loan Documents from the date of advance by the Beneficiary to the date of payment by the Grantor, and will be one of the Obligations secured by this Deed of Trust.

6.4  Choice of Law.  This Deed of Trust will be governed by the laws of the state in which the Mortgaged Property is located. For all other purposes, the choice of law specified in the Loan Documents will govern.

6.5  Severability.  Invalidity or unenforceability of any provision of this Deed of Trust shall not affect the validity or enforceability of any other provision.

6.6  Entire Agreement.  This Deed of Trust is intended by the Grantor and the Beneficiary as a final expression of this Deed of Trust and as a complete and exclusive statement of its terms, there being no conditions to the full effectiveness of this Deed of Trust. No parol evidence of any nature shall be used to supplement or modify any terms.

6.7  Joint Liability; Successors and Assigns.  If there is more than one Grantor, the liability of the Grantors will be joint and several, and the reference to “Grantor” shall be deemed to refer to each Grantor and to all Grantors. The rights, options, powers and remedies granted in this Deed of Trust and the other Loan Documents shall extend to the Beneficiary and to its successors and assigns, shall be binding upon the Grantor and its successors and assigns, and shall be applicable hereto and to all renewals, amendments and/or extensions hereof.

6.8  Indemnification.  Except for harm arising from the Beneficiary’s or the Trustee’s willful misconduct, the Grantor hereby indemnifies and agrees to defend and hold the Beneficiary and the Trustee harmless from any and all losses, costs, damages, claims and expenses (including, without limitation, attorneys’ fees and expenses) of any kind suffered by or asserted against the Beneficiary or the Trustee relating to claims by third parties arising out of the financing provided under the Loan Documents or related to the Mortgaged Property (including, without limitation, the Beneficiary’s failure to perform its obligations relating to Environmental Matters described in Section 2.8 above) or the exercise by the Beneficiary or the Trustee of any of their respective powers, rights and remedies under this Deed of Trust. This indemnification and hold harmless provision will survive the termination of the Loan Documents and the satisfaction of this Deed of Trust and Obligations due the Beneficiary.

6.9  Notices.  Notice of any record shall be deemed delivered when the record has been (a) deposited in the United States Mail, postage pre-paid, (b) received by overnight delivery service, (c) received by telex, (d) received by telecopy, (e) received through the internet, or (f) when personally delivered.

6.10  Release of Rights of Dower, Homestead and Distributive Share.  Each of the undersigned hereby relinquishes all rights of dower, homestead and distributive share in and to the Mortgaged Property and waives all rights of exemption as to any of the Mortgaged Property.

6.11  Copy.  The Grantor hereby acknowledges the receipt of a copy of this Deed of Trust, together with a copy of each promissory note secured hereby, and all other documents executed by the Grantor in connection herewith.

6.12  Usury Savings Clause.  Notwithstanding anything herein or in the Note to the contrary, no provision contained herein or in the Note which purports to obligate the Grantor to pay any amount of interest or any fees, costs or expenses which are in excess of the maximum permitted by applicable law, shall be effective to the extent that it calls for the payment of any interest or other sums in excess of such maximum. All agreements between the Grantor and the Beneficiary, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand for payment of or acceleration of the maturity of any of the indebtedness secured hereby or otherwise, shall the interest contracted for, charged or received by the Beneficiary exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Beneficiary in excess of the maximum !awful amount, the interest payable to the Beneficiary shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the Beneficiary shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall at the Beneficiary’s option, be refunded to the Grantor or be applied to the reduction of the principal balance of the indebtedness secured hereby and not to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal indebtedness secured hereby, such excess shall be refunded to the Grantor. This paragraph shall control all agreements between the Grantor and the Beneficiary.

6.13  Riders.  The rider(s) attached hereto and recorded together with this Deed of Trust are hereby fully incorporated into this Deed of Trust. [Check applicable box(es)]

☐  Condominium Rider    ☒  Second Deed of Trust Rider    ☐ Construction Loan Rider

☐ Other(s) (Specify)

[SIGNATURE(S) AND NOTARIZATION ON NEXT PAGE]

IN WITNESS WHEREOF, the undersigned has/have executed this Deed of Trust as of DECEMBER 31, 2008.

(Individual Grantor)

Printed Name	N/A

(Individual Grantor)

Printed Name	N/A

The Victor John Salerno Separate Property Trust, Dated 12-11-2001
Grantor Name (Organization)

a	Nevada Revocable Trust

By	/s/ Victor John Salerno
Name and Title	Victor John Salerno Trustee

By

Name and Title

(Grantor Address)
1309 Imperia Drive
Henderson, NV 89052

(Beneficiary Address)
555 SW OAK
PORTLAND, OR 97204

STATE OF	Nevada
SS.
COUNTY OF	Clark

This instrument was acknowledged before me on	January 21, 2009	, by	Victor John	Salerno
	(Date)		[(Name(s) of Person(s)]
as	Trustee
(Type of authority, if any, e.g., officer, trustee; if an individual, state “a married individual” or “a single individual”)
of	The Victor John Salerno Separate Property Trust, Dated 12-11-2001
(Name of entity on whose behalf the document was executed; use N/A if individual)

(Notarial Seal)

/s/ David Lichterman
Printed Name:	David Lichterman
Notary Public, State of:	Nevada
My commission expires:	6-8-12

EXHIBIT B TO DEED OF TRUST
(Permitted Encumbrances)

Grantor/Trustor: The Victor John Salerno Separate Property Trust, Dated 12-11-2001

Trustee: U.S. BANK TRUST COMPANY, N.A.

Beneficiary: U.S. BANK N.A.

Permitted Encumbrances:

Deed of Trust to Merrill Lynch dated April 4, 2008, in the amount of $1,700,000.00

SECOND DEED OF TRUST RIDER TO DEED OF TRUST

Grantor/Trustor: The Victor John Salerno Separate Property Trust, Dated 12-11-2001

Trustee: U.S. BANK TRUST COMPANY, N.A.

Beneficiary: U.S. BANK N.A.

The following provisions are hereby made a part of the Deed of Trust to which this Rider is attached:

Reference is made to that Deed of Trust dated APRIL 4, 2008, in the amount of $1,700,000.00 given by Grantor/Trustor to Merrill Lynch (such Deed of Trust hereafter referred to as the “Existing Deed of Trust”). Grantor/Trustor represents and warrants that no default has occurred or presently exists under the Existing Deed of Trust or the note or any agreement secured thereby and that this Deed of Trust shall not constitute a default thereunder. Grantor/Trustor covenants and agrees to faithfully perform all obligations of the Existing Deed of Trust and the note or other agreement secured thereby. Grantor/Trustor agrees that it will not enter into any amendment, extension or modification of the Existing Deed of Trust or the note or any other agreement secured thereby without the prior written consent of Beneficiary. Grantor/Trustor further agrees to furnish Beneficiary, promptly after receipt, copies of all notices of default or delinquency received by Grantor/Trustor from the holder of the Existing Deed of Trust. Grantor/Trustor further agrees that a default in any of the terms and conditions of the Existing Deed of Trust or the note or any other agreement secured thereby, or in the terms and provisions of this paragraph, shall at the option of Beneficiary constitute a default under this Deed of Trust and the Note. In the event of any such default in any of the terms and conditions of the Existing Deed of Trust or the note or any other agreement secured thereby, Beneficiary may in its discretion and at its sole option cure such default and any sums incurred or expended relative thereto by Beneficiary shall become immediately due and payable and shall be secured by the lien of this Deed of Trust with interest at the default rate specified in the Note.

[Existing Deed of Trust to other lender.]

INSURANCE COVERAGE FOR THE BENEFIT OF BANK

TO: INSURANCE AGENT			OWNER:

The Victor John Salerno Separate Property Trust,
Policy Number			Dated 12-11-2001
Name
Telephone Number			1309 Imperia Drive
Address
Henderson, NV 89052
Insurance Company Name			City	State	Zip Code

Insurance Agent’s Name

Address

City	State	Zip Code

As set forth below, this is a request and authorization that you name “U.S. BANK N.A.” (the “Bank”) as “Lenders Loss Payee” and/or “Mortgagee Payee” under our property coverage from                                                                                                             (insert name of insurance company) as follows:

[Fill Out the Appropriate Sections]

☐	Lenders Loss Payee on all our tangible personal property in the minimum amount of $ and on any Business Interuption Insurance we have bound.

☐	Lenders Loss Payee on that equipment described below or on the attached sheet in the minimum amount of $ .

☐	Lenders Loss Payee on motor vehicles up to their Insurable value, as described below or on the attached sheet.

	Year	Make	Model	VIN/Serial Number

	Year	Make	Model	VIN/Serial Number

☒	Mortgagee Payee on real estate at the following locations with coverage in the amounts specified:

	1309 Imperia Drive, Henderson, NV			$ 500,000.00
	Address	City	State	Amount of Coverage
$
	Address	City	State	Amount of Coverage
$
	Address	City	State	Amount of Coverage

The Bank will require a binder or certificate showing such coverage and listing the Bank as Lenders Less Payee and/or Mortgagee Payee as stated above, or, alternatively, please provide the Bank with language from the policy showing its “Lender Loss Payee” and/or “Mortgagee Payee” coverage. Such coverage should insure that the Bank is paid in the event of loss despite any neglect on our part, and that the Bank is given prior notice of cancellation.

Lastly, the Bank requires that there be no other loss payee and/or mortgagee payee on its collateral without its consent. If there presently exists any other loss payee and/or mortgagee payee on such collateral, please itemize such parties and their insured collateral on a separate attachment.

Please send the binder/certificate and any applicable loss payee/mortgagee list to:	U.S. BANK N.A.
Attn: Corporate Loan Servicing Center- Commercial Collateral
#184283266426
P. O. BOX 5308
PORTLAND, OR 97228-5308

Please direct any questions regarding this request to                                . Thank you for your assistance.

The Victor John Salerno Separate Property Trust,
Dated 12-11-2001
(Owner Name)

By:	/s/ Victor John Salerno
(Owner’s Signature)

Name and Title:	Victor John Salerno Trustee
(For Company Only)

LIMITED RECOURSE AGREEMENT

(Must be accompanied by Business Security Agreement,

Collateral Pledge Agreement or Mortgage/Deed of Trust)

1.  Pledge of Collateral. For value received, and to induce U. S. BANK N.A. (the “Bank”) to extend credit or other financial accommodations now or in the future to American Wagering, Inc. (the “Borrower”), the undersigned (the “Pledgor”) hereby unconditionally jointly and severally pledges the collateral described below to secure payment of the Obligations (as hereinafter defined). Notwithstanding the provisions of any separate security agreement or mortgage/deed of trust, the Bank may immediately exercise its rights to realize upon the Collateral (as hereinafter defined) whenever the Obligations become due, whether on demand, at maturity, by reason of acceleration or if the Pledgor becomes the subject of any bankruptcy or insolvency proceeding, and whether or not the Obligations are valid and enforceable against the Borrower.

As used herein, the term “Obligations” shall mean all loans, drafts, overdrafts, checks, notes and all other debts, liabilities and obligations of every kind owing by the Borrower to the Bank, whether direct or indirect, absolute or contingent, liquidated or unliquidated whether of the same or a different nature and whether existing now or in the future, including interest thereon; and all costs, expenses and attorneys’ fees paid or incurred by the Bank at any time before or after judgment in attempting to collect any of the foregoing, to realize on any collateral securing any of the foregoing or this Agreement, and to enforce this Agreement. The definition of “Obligations” also includes the amount of any payments made to the Bank or another on behalf of the Borrower (including payments resulting from liquidation of collateral) which are recovered from the Bank by a trustee, receiver, creditor or other party pursuant to applicable Federal or state law (the “Surrendered Payments”). In the event that the Bank makes any Surrendered Payments (including pursuant to a negotiated settlement), the Surrendered Payments shall immediately be reinstated as Obligations, regardless of whether the Bank has surrendered or canceled this Agreement prior to returning the Surrendered Payments.

2.  Collateral Pledged. To secure prompt payment of the Obligations, the Pledgor hereby grants the Bank a mortgage/deed of trust and security interest in the real estate, personal property and other collateral (the “Collateral”) described in the collateral documents executed by the Pledgor in favor of the Bank whether presently existing or executed in the future, including but not limited to the following documents [check all that apply]: ☐ Security Agreement ☐ Possessory Collateral Pledge Agreement ☒ Mortgage/Deed of Trust ☐ Other                                                                                                            (the “Collateral Documents”).

3.  No Personal Liability. The Pledgor has no personal liability under this Agreement, except as outlined in this paragraph. In the event that the Bank is entitled to proceed against the Pledgor under the terms of this Agreement, the Bank’s sole recourse shall be against the Collateral, except to the extent that the Bank suffers a loss or damage as a result of the willful misconduct of the Pledgor, or the Pledgor’s failure to comply with the terms of this Agreement or any Collateral Documents (collectively “Misconduct”).

4.  Consent to Bank Actions; No Discharge; Financial Condition. The Pledgor agrees that the Bank does not have to take any steps whatsoever to proceed against the Borrower or any other pledgor, guarantor, surety or other collateral for the Obligations either before or after proceeding against the Pledgor’s Collateral; and the Pledgor waives any claim of marshalling of assets against the Bank or any Collateral. The Pledgor also agrees that the Bank may do or refrain from doing any of the following without notice to, or the consent of, the Pledgor, without reducing or discharging the Pledgor’s liability under this Agreement: (i) renew, amend, extend, waive or release any Obligations and/or any documents related thereto, and make additional extensions of credit to the Borrower; (ii) settle, modify, release, compromise or subordinate any Obligation, any collateral securing any Obligation or this Agreement; (iii) apply payments on the Obligations in any manner that the Bank elects; (iv) fail or delay in perfecting (or to continue perfection of) any security interest, mortgage/deed of trust or other lien on any collateral securing the Obligations or this Agreement, or to fail to protect the value or condition of any such collateral; or (v) fail to advise the Pledgor of the Borrower’s financial condition (the Pledgor specifically acknowledging that the Pledgor has examined the Borrower’s books and financial condition to the extent Pledgor deems necessary and that the Pledgor has not relied upon nor will rely upon representations, if any, by the Bank as to the Borrower’s financial condition).

5.  Waiver. The Pledgor expressly waives all rights of setoff and counterclaims, as well as diligence in collection or prosecution, presentment, demand of payment or performance, protest, notice of dishonor, nonpayment or nonperformance of any Obligation. The Pledgor also expressly waives notice of acceptance of this Agreement, and the right to receive all other notices and demands of any kind relating to the Obligations or this Agreement. The Pledgor agrees that any right of subrogation as to payment or enforcement of any security interest securing the Obligations shall not be enforceable by any Pledgor until the Bank is paid in full.

1

6.  Duration of Agreement; Revocation; Continuing Obligations. This is a continuing pledge and shall not be revoked by death, dissolution, merger, bankruptcy, incompetency or insolvency of the Pledgor. This Agreement shall remain in full force and effect with respect to the Pledgor until the Bank receives written notice from the Pledgor revoking this Agreement as to the Pledgor. In the event that this Agreement is revoked by the Pledgor, said revocation shall have no effect on the continuing pledge of the Collateral to secure unconditionally the prompt payments of all Obligations which are contracted or incurred before the revocation becomes effective, including such prior Obligations which are subsequently renewed, modified or extended after the revocation becomes effective, as well as all extensions of credit made after revocation pursuant to commitments made prior to such revocation.

7.  Acceleration of Obligations; Successors; Multiple Pledgors. If the Pledgor shall die, become the subject of any incompetency proceedings, become the subject of any bankruptcy or insolvency proceedings, or fail to comply with the terms of this Agreement, the Collateral Documents, or any related document, the Bank shall have the immediate right to liquidate the Collateral to pay the Obligations whether or not the Obligations are then due and payable by the Borrower or any other third party. This Agreement shall inure to the benefit of the Bank, its successors and assigns and of the holder and owner of any of the Obligations, and shall be binding on heirs, executors, administrators, successors and assigns of the Pledgor. If there is more than one Pledgor, the liability of the Pledgors shall be joint and several, and the reference to the “Pledgor” shall be deemed to refer to all Pledgors.

8.  Governing Law; Jurisdiction. This Agreement shall be governed by the laws of the State of Nevada, except to the extent superseded by Federal law. THE PLEDGOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN THE COUNTY OR FEDERAL JURISDICTION OF THE BANK’S BRANCH WHERE THE LOAN WAS ORIGINATED, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS AGREEMENT, THE COLLATERAL, ANY RELATED DOCUMENT, OR ANY TRANSACTIONS ARISING THEREFROM, OR ENFORCEMENT AND/OR INTERPRETATION OF ANY OF THE FOREGOING. Nothing herein shall affect the Bank’s right to serve process in any manner permitted by law, or limit the Bank’s right to bring proceedings against the Pledgor in the competent courts of any other jurisdiction or jurisdictions.

9.  Waiver of Jury Trial. THE PLEDGOR AND THE BANK HEREBY JOINTLY AND SEVERALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ALL DOCUMENTS RELATING TO THIS AGREEMENT, THE OBLIGATIONS HEREUNDER OR ANY TRANSACTION ARISING HEREFROM OR CONNECTED HERETO. THE PLEDGOR AND THE BANK EACH REPRESENTS TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

Dated:	DECEMBER 31, 2008

(Individual Pledgor)		The Victor John Salerno Separate Property Trust, Dated 12-11-2001
Pledgor Name (Corporation or Partnership)

		a	Nevada Revocable Trust

Pledgor Name	N/A	By	/s/ Victor John Salerno

		Name and Title	Victor John Salerno,Trustee

Pledgor Name	N/A	By

Name and Title

PURPOSE AND CONSENT. Each Pledgor who is married represents that this obligation is incurred in the interest of his or her marriage or family. The spouse of each Pledgor who has not signed above as a Pledgor consents to the Pledgor entering into this Agreement, but said spouse of each Pledgor is not a party to this Agreement.

N/A	Date:	N/A
Pledgor

N/A	Date:	N/A
Pledgor’s Spouse

2

CORPORATE RESOLUTION FOR BORROWING AND/OR PLEDGING ASSETS

American Wagering, Inc.
NAME OF CORPORATION

WHEREAS, this corporation may enter into financial transactions or accommodations with  U.S. BANK N.A. (the “Bank”) from time to time;

NOW, THEREFORE, RESOLVED, that any 1 of the officers of this corporation denoted below: [mark authorized officers]

☐	Chairman of the Board	☐	Treasurer	☐	Other:
☒	President	☐	Secretary	☐	Other:
☐	Any Vice President	☐	Any Assistant Treasurer	☐	Other:
		☐	Any Assistant Secretary	☐	Other:

is (are) authorized, on behalf of and in the name of this corporation, (a) to borrow money from the Bank from time to time in such amounts as such officer(s) shall deem advisable; (b) to make, execute, seal with the corporate seal, and deliver to the Bank, from time to time, loan agreements, disbursing agreements, notes, applications for letters of credit, and other evidence of or agreements concerning such indebtedness, in such amounts with such maturities, at such rates of interest, and upon such terms and conditions as said officer(s) shall approve; (c) to pledge, assign, mortgage or otherwise grant a security interest in any or all real property, fixtures, tangible or intangible personal property, or any other assets of this corporation, to execute, seal with the corporate seal, and deliver to the Bank such security agreements, chattel mortgages, assignments, financing statements, real estate mortgages, deeds of trust, lease or rental assignments, assignments of life insurance, agreements not to encumber, or other agreements respecting any or all interests in real or personal property now owned or hereafter acquired by this corporation as may be requested by the Bank to secure any obligations of this corporation to the Bank or to secure the obligations of a third party to the Bank, now existing or hereafter arising, all upon such terms and conditions as said officer(s) shall approve, and to perform such acts required of this corporation in such agreements or otherwise to perfect such security interests; (d) to sell to the Bank, with or without recourse, accounts, contract rights, general intangibles, instruments, documents, chattel paper, equipment, inventory, insurance policies, deposit accounts, rights in action or other personal property of this corporation; (e) to endorse or assign and deliver such property to the Bank, and from time to time to withdraw and make substitutions of such property, or to sell such property to third persons and cause the proceeds of such sales to be applied against the obligations of this corporation to the Bank; (f) to give subordinations, guaranties or other financial accommodations to the Bank (it being the judgment of the governing body of this corporation that any such guaranties may reasonably be expected to benefit the corporation); and (g) to endorse and deliver for discount with the Bank, notes, certificates of deposit, bills of exchange, orders for the payment of money, chattel paper, commercial, or other business paper, howsoever drawn, either belonging to or coming into the possession of this corporation. The signature(s) of said officer(s) appearing on any of the foregoing instruments shall be conclusive evidence of (his/her) (their) approval thereof.

FURTHER RESOLVED, that the authority granted to the officers of this corporation shall continue in full force and effect, and said Bank may rely thereon in dealing with such officers, unless and until written notice of any change in or revocation of such authority shall be delivered to said Bank to the attention of Commercial Loan Servicing by an officer or director of this corporation, and any action taken by said officers and relied on by said Bank pursuant to the authority granted herein prior to its receipt of such written notice shall be fully and conclusively binding on this corporation.

FURTHER RESOLVED, that the actions of any officer of this corporation heretofore taken in borrowing money from the Bank for and on behalf of this corporation, and in securing such indebtedness in any manner authorized herein, and in selling or assigning property of this corporation to the Bank with or without recourse, and in discounting with the Bank commercial and other business paper, be and the same hereby are in all respects ratified, confirmed and approved.

FURTHER RESOLVED, that in consideration of any loans or other financial accommodation made by the Bank to this corporation, this corporation shall be authorized to and shall assume full responsibility for and hold the Bank harmless from any and all payments made or any other actions taken by the Bank in reliance upon the signatures, including facsimiles thereof, of any person or persons holding the offices of this corporation designated above regardless of whether or not the use of the facsimile signature was unlawful or unauthorized and regardless of by whom or by what means the purported signature or facsimile signature may have been affixed to any instrument if such signatures reasonably resemble the specimen or facsimile signatures as provided to the Bank, or for refusing to honor any signatures not provided to the Bank; and that this corporation agrees to indemnify the Bank against any and all claims, demands, losses, costs, damages or expenses suffered or incurred by the Bank resulting from or arising out of any such payment or other action. The foregoing indemnification shall be effective and may be enforced by the Bank upon delivery to the Bank of a copy of this resolution certified by the Secretary, Assistant Secretary or any other officer of this corporation.

FURTHER RESOLVED, that the Secretary, Assistant Secretary or any other officer of this corporation is authorized and directed to certify to the Bank the foregoing resolutions and that the provisions thereof are in conformity with the Articles of Incorporation and By-Laws of this corporation and to certify to the Bank the names of the persons now holding the offices referred to above and any changes hereafter in the persons holding said offices together with specimens of the signatures of such present and future officers.

FURTHER RESOLVED, that all prior resolutions of this corporation authorizing the borrowing of money from the Bank and the securing thereof, be and they hereby are rescinded and superseded as to all borrowings from the Bank and security transactions with respect thereto effected after the date of adoption of these resolutions.

I HEREBY CERTIFY that I am the duly elected, qualified and acting Secretary (or as otherwise designated below) and the custodian of the records of the above-named corporation, a corporation organized and existing and in good standing under the laws of the State of Nevada. The foregoing resolutions (i) are true and correct copies of the resolutions duly adopted in accordance with law and the Charter or Articles or Certificate of Incorporation and By-Laws or Code of Regulations, as applicable, of the corporation and that such resolutions are now in full force and effect without modifications and are duly recorded in the minute book of the corporation or (ii) are otherwise in conformity with existing resolutions, the Charter or Articles or Certificate of Incorporation and By-Laws or Code of Regulations, as applicable, of the corporation, and permit the officers designated herein to undertake all the activities set forth above.

I FURTHER CERTIFY that set forth below are the true titles, names and genuine signatures of the duly elected or appointed, qualified and acting officers of said corporation presently holding such offices who are authorized under the foregoing resolutions:

Title	Name*	Signature*

Chairman of the Board

President	Victor J. Salerno	/s/ Victor J. Salerno

Vice President

Treasurer

Secretary	John Salerno	/s/ John Salerno

Assistant Treasurer

Assistant Secretary

Other
Name & Title
Other
Name & Title
Other
Name & Title
Other
Name & Title

I FURTHER CERTIFY that copies of the Charter or Articles or Certificate of Incorporation and By-Laws or Code of Regulations, as applicable, of the corporation which have heretofore been delivered to the Bank or which are delivered herewith are true and correct copies and that such Charter or Articles or Certificate and By-Laws or Code of Regulations, as applicable, are presently in full force and effect.

IN WITNESS WHEREOF, I have affixed my name in my official capacity and have caused the corporate seal of the corporation to be hereunto affixed on                      .

(CORPORATE SEAL)
John Salerno
Secretary

*Only the names and signatures of officers who will act in transactions with the Bank need be inserted.

DIRECTION TO TRUSTEE

Victor John Salerno, Trustor* of the The Victor John Salerno Separate Property Trust, Dated 12-11-2001 (“Trust”) in which Victor John Salerno is Trustee*, pursuant to the power retained by the Trustor to revoke or amend the Trust in whole or in part and to give directions to the Trustee, hereby directs the Trustee to execute on behalf of the Trust, the following documents

[check all that apply]: ☐ Security Agreement ☐ Collateral Pledge Agreement ☒ Mortgage/Deed of Trust ☐ Guaranty ☐ Other                                                                                                      (the “Documents”), in favor of U.S. BANK N.A. (“Bank”), to guarantee and/or secure a loan by the Bank of $500,000.00 to American Wagering, Inc. (“Borrower”) and all other debts and obligations, whether now existing or hereafter incurred, of Borrower to Bank. Trustor directs such action for himself/herself, his/her heirs, personal representatives and assigns and on behalf of all beneficiaries of the Trust whose interest in the Trust is entirely dependent upon Trustor’s exercise or non-exercise of his/her powers of revocation, amendment and withdrawal.

If for any reason the Documents(s) is/are not enforceable against the Trust, this Direction shall constitute a withdrawal by Trustor of assets of the Trust sufficient to satisfy the indebtedness intended to be secured or guaranteed by the Document(s) or a revocation or amendment of the Trust to the extent required by this Direction to Trustee and the agreement by Trustor to be personally bound on the Document(s) to the same extent that Trustor would be bound if he/she had signed the Document(s) himself/herself individually. Trustor also agrees, and hereby directs the Trustee, to indemnify and hold Bank harmless from any demand, claim, suit or action brought by any person alleging that an act taken by Bank in reliance on this Direction was unlawful, unauthorized or void. In the event of any action to enforce this Direction, Bank shall be entitled to costs and disbursements allowed by law and reasonable attorney fees in the event of any suit or action and/or any related appeal or petition for review.

Bank will not be held responsible for any use of the loan proceeds by Borrower, Trustee, Trustor, or by any agent, nominee, or other person Borrower, Trustee or Trustor may have authorized or Bank may reasonably believe has been so authorized.

Trustor will notify Bank immediately of the death, incapacity, removal or resignation of Trustee, and shall promptly confirm to Bank the identity of the successor Trustee. Bank may require that notice of the death, incapacity, removal or resignation of Trustee be accompanied by evidence satisfactory to Bank.

Dated DECEMBER 31, 2008.

/s/ Victor John Salerno	, TRUSTOR
Victor John Salerno

, TRUSTOR

* Hereafter, unless otherwise indicated, the singular shall be used and shall include the plural.

Negotiate Items. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Trust in which the Trust may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Trust with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Certificate.

10.	☐	The Trustee has the power to appoint an agent to exercise any of the powers described in paragraph 9 above. Note to Trustee: If you checked the above box, you must initial here.

11.		The Successor Trustee is .

12.		The Taxpayer Identification Number of the Trust is .

13.		The mailing address for the Trustee is: 1309 Imperia Drive, Henderson, NV 89052.

14.                                            Each of the persons executing this Certification represents that all of the Trustees of the Trust have executed it, whether or not each of them is required to execute the documents contemplated by the transaction in which the Trust proposes to engage.

15.                                            This Certification is made to induce the Bank to provide banking services as described in the loan documents, and agreements accompanying this Certification. To facilitate this transaction, each person who signs below states that the Bank may continue to rely upon this Certification in connection with any aspect of the transaction until and unless one or more of the undersigned furnishes written notice to the contrary to the Bank. Trustee will notify Bank in writing prior to any (a) change in the name of the Trust, (b) change in the assumed business name(s) of the Trust, (c) change of Trustees of the Trust, (d) change in the authorized signer(s), (e) conversion of the Trust to a new or different type of business entity, or (f) change in any other aspect of the Trust that directly or indirectly relates to any agreements between the Trust and Bank. No change in the name of the Trust will take effect until after Bank has been notified. Each Trustee certifies that (w) she/he/it is duly authorized to act on behalf of the Trust in the manner described above; (x) that she/he/it is familiar with the purpose of the Loan, (y) that the Loan proceeds are to be used for a legitimate trust purpose and for the benefit of the Trust and its beneficiaries; and (z) that the certifications set forth herein shall remain in full force and effect until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Trustee’s agreements or commitments in effect at the time notice is given.

/s/ Victor John Salerno
Trustee	Victor John Salerno	Date

Trustee		Date

Trustee		Date

STATE OF	Nevada
SS.
COUNTY OF	Clark

This instrument was acknowledged before me on	January 21, 2009	,	By	Victor John Salerno
	(Date)			[Name(s) of Person(s)]

as	Trustee
(Type of authority, if any, e.g., officer, trustee; if an individual, state “a married individual” or “a single individual”)

of	The Victor John Salerno Separate Property Trust, Dated 12-11-2001 and that, as such
(Name of entity on whose behalf the document was executed; use N/A if individual)

officer, being authorized so to do, executed this instrument for the purposes therein contained. Witness my hand and official seal.

(Notarial Seal)

/s/ David Lichterman
Printed Name:	David Lichterman
Notary Public, State of:	Nevada
My commission expires:	6-8-12

2

CERTIFICATION OF TRUST

I/We Victor John Salerno being first duly sworn, do depose and say that:

Check boxes below as applicable.

1.  ☒   I am the sole currently acting trustee

   ☐   We are all of the current acting Trustees*

of the The Victor John Salerno Separate Property Trust, Dated 12-11-2001 (“Trust”). The trust instrument which established the Trust was executed on 12/11/01 and has been amended/restated by instrument(s) dated                                     .

2.                                The Trustor* under the Trust is Victor John Salerno.

3.                                The Trustee is duly appointed and qualified.

4.  ☒   The Trustor’s right of revocation is unrestricted and includes the right of an amendment and the right to withdraw assets. If there is more than one Trustor, each Trustor has an unrestricted right to revoke the Trust, amend the Trust or withdraw Trust assets, regardless of which Trustor contributed the assets to the Trust.

☐   The Trust is irrevocable.

5.                                Title to assets of the Trust is to be taken and held as follows:

6.                                The Trustee has the powers conferred upon a trustee by the Uniform Trustees’ Powers Act as enacted in the State of NEVADA and to the extent not included therein, the power to do, or perform, all of the acts, and things on behalf of the Trust set forth in the Borrowing Certificate. There are no provisions under the Trust limiting or altering the powers and authority of the Trustee as stated above.

7.                                The Trust is currently in existence and effect, there having occurred no event or passage of time that has caused the Trust to terminate. The Trust has not been revoked, modified or amended in any manner that would cause any of the representations made in this Certification to be incorrect.

8.                                If there is more than one Trustee of the Trust, the Trust Agreement provides that the documentation required to commit the Trust and its assets to the transaction we are requesting must be signed by: (Note to Trustee: If applicable, you must initial beside any checked box)

☐   Any one of us

☐   All of us

☐   The following Trustees:

9.                                Borrowing Certificate. Trustee, for and on behalf of the Trust, is authorized and empowered on behalf of the Trust to:

Borrow Money. To borrow from time to time from U.S. BANK N.A. (“Bank”), on such terms as may be agreed upon between the Trust and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Notes. To execute and deliver to Bank the promissory note or notes, or other evidence of credit accommodations of the Trust, on Bank’s forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Trust to Bank, and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Bank, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), and any other or further indebtedness of the Trust or any other person to Bank at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Trust or in which the Trust now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Trust, Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered,

Execute Guaranty. To execute a guaranty of any loans or credit accommodations obtained, or any promissory notes executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), and of any other or further indebtedness of any person to Bank at any time owing, however the same may be evidenced.

Execute Security Documents. To execute and deliver to Bank the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be submitted by Bank, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Bank any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which they may in their discretion deem reasonably necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

“Hereafter, unless otherwise indicated, the singular shall be used and shall include the plural”. The term “Trustor” is used in lieu of other terms with the same meaning, such as “Settlor” and “Grantor”.

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